SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934, as amended.
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Filed by a party other than the registrant ☐
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Preliminary Proxy Statement ☐
Confidential for Use of the Commission only (as permitted by Rule 14a-6(e)(2) ☐
Definitive Proxy Statement ☐
Definitive Additional Materials ☒
Soliciting Material Pursuant to §§ 240.14a-12 ☐

1-800-FLOWERS.COM, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

*Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! For complete information and to vote, visit www.ProxyVote.com Control # V80324-P38299 1-800-FLOWERS.COM, INC. 2025 Annual Meeting Vote by December 9, 2025 11:59 PM ET You invested in 1-800-FLOWERS.COM, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on December 10, 2025. Vote Virtually at the Meeting* December 10, 2025 9:00 a.m. EST Virtually at: www.virtualshareholdermeeting.com/FLWS2025 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 26, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com V80325-P38299 Voting Items Board Recommends 1-800-FLOWERS.COM, INC. 2025 Annual Meeting Vote by December 9, 2025 11:59 PM ET THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For Nominees 01) Celia R. Brown 02) Dina Colombo 03) Eugene F. DeMark 04) Adam Hanft 05) Christopher G. McCann 06) James F. McCann 07) Shelton Palmer 08) Christina Shim 09) Larry Zarin 2. To ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending June 28, 2026. For 3. To approve an amendment to the 2003 Long Term Incentive and Share Award Plan to increase the authorized shares. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.